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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
           dated as of February 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-A)

                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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             Delaware                  333-107958              01-0791848
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(State or Other Jurisdiction of  (Commission File           (I.R.S. Employer
       Incorporation)                   Number)          Identification Number)

390 Greenwich Street
New York, New York                         10013
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(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (212) 816-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/  /   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

/  /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 140.14a-12)

/  /   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

/  /   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


  Item 8.01  Other Events
  Item 9.01  Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Statement to Noteholders of Origen Manufactured Housing Contract Trust
  2004-A


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Item 8.01. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes, which was made November 15, 2004.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

EXHIBIT NO. DESCRIPTION

    99.1 Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes dated November 15, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.
                                                By: Origen Servicing, Inc., as
                                                              Attorney-in-Fact
                                               By: /s/ W. Anderson Geater, Jr.
                                                   ---------------------------
                                                       W. Anderson Geater, Jr.
                                                       Chief Financial Officer


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                                Index to Exhibits

Exhibit
Number                          Description

99.1          Statement to Noteholders of Origen Manufactured
              Housing Contract Trust 2004-A Notes dated November 15, 2004.